SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [_]       Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to ss.240.14a-12

                          Riviera Holdings Corporation

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                (Name of Registrant as Specified In Its Charter)

                              Flag Luxury Riv, LLC
                                   Rivacq LLC
                                    RH1, LLC
                                  Paul Kanavos
                                Robert Sillerman
                               Mitchell J. Nelson
                                  Brett Torino
                                Barry Sternlicht
                                   Matthew Eby
                               Michael D. Rumbolz
                                  Larry duBoef
                                W. Dan Reichartz
                                Thalia M. Dondero
                                  Daniel W. Yih

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      6.    Amount Previously Paid:

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      7.    Form, Schedule or Registration Statement No.:

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      9.    Date Filed:

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

                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                          RIVIERA HOLDINGS CORPORATION

                         ------------------------------

                                 PROXY STATEMENT
                                       OF
                              FLAG LUXURY RIV, LLC
                                   RIVACQ LLC
                                    RH1, LLC

                         ------------------------------

To our Fellow Riviera Holdings Corporation Stockholders:

      This Proxy Statement and the accompanying BLUE Proxy Card are being furnished to stockholders ("Stockholders") of Riviera Holdings Corporation ("the Corporation") in connection with the solicitation of proxies by Flag Luxury Riv, LLC ("FLR"), Rivacq LLC ("Rivacq"), RH1, LLC ("RH1"), Paul Kanavos, Robert Sillerman, Mitchell Nelson, Brett Torino, Barry Sternlicht, Matthew Eby (each a "Participant" and collectively the "Participants") and the Nominees (as defined below) to be used at the 2007 Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at 11:00 a.m., Pacific Daylight Time, on May 15, 2007 at the Riviera Hotel and Casino, 2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109 (also the mailing address of the Corporation and its executive officers), and at any adjournments, postponements or continuations thereof. This Proxy Statement and the BLUE Proxy Card are first being furnished to Stockholders on or about May 8, 2007.

      At the Annual Meeting, the Participants will seek to elect to the Board of Directors of the Corporation (the "Board") a slate of five nominees, comprised of Michael D. Rumbolz, W. Dan Reichartz, Larry duBoef, Thalia M. Dondero and Daniel W. Yih (each a "Nominee" and, collectively, the "Nominees"), in opposition to the slate proposed by the current Board. Each of the Nominees has consented, if elected, to serve as a director of the Corporation and to being named in this Proxy Statement and in the Participants' other soliciting materials as a Nominee.

      THE NOMINEES ARE INDEPENDENT AND COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS. WE BELIEVE THAT YOUR VOICE IN THE FUTURE OF THE CORPORATION CAN BEST BE EXPRESSED THROUGH THE ELECTION OF THE NOMINEES. ACCORDINGLY, WE URGE YOU TO VOTE YOUR BLUE PROXY CARD FOR THE ELECTION OF MESSRS. RUMBOLZ, DUBOEF, REICHARTZ AND YIH AND MS. DONDERO.

      IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

IMPORTANT

      If a quorum is present, the five director nominees who receive the highest number of votes will be elected to the Board. As a result, your vote is extremely important in deciding the future of the Corporation. We urge you to mark, sign, date and return the enclosed BLUE Proxy Card to vote FOR the election of Messrs. Rumbolz, Reichartz, duBoef and Yih and Ms. Dondero.

      WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE CORPORATION. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED BY DELIVERING A LATER-DATED BLUE PROXY CARD, OR BY VOTING IN PERSON AT THE ANNUAL MEETING, OR BY FILING WITH THE SECRETARY OF THE CORPORATION AN INSTRUMENT REVOKING THE PROXY. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

      If you have any questions about giving your proxy or require assistance, please call the firm assisting us with the solicitation of proxies:

                           INNISFREE M&A INCORPORATED

                         501 Madison Avenue - 20th Floor
                               New York, NY 10022
                   Stockholders Call Toll-Free: 1-888-750-5834
                  Banks or Brokers Call Collect: 1-212-750-5833

      Only holders of record of the Corporation's voting securities as of the close of business on April 3, 2007, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the Corporation's definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") on April 16, 2007 under cover of Schedule 14A (the "Corporation's Definitive Proxy Statement"), as of close of business on March 29, 2007, there were outstanding 12,463,755 shares of common stock, par value $0.001 per share, of the Corporation ("Shares"). Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting, and any adjournment or postponement thereof, for each outstanding Share held on the Record Date.

      As of May 8, the Participants and their affiliates listed herein collectively may be deemed to beneficially own an aggregate of 1,587,230 Shares, representing approximately 12.7% of the reported outstanding Shares. The Participants and their affiliates intend to vote such Shares FOR the election of the Nominees.

      PLEASE VOTE FOR MESSRS. RUMBOLZ, DUBOEF, REICHARTZ AND YIH AND MS. DONDERO BY SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

BACKGROUND

      On December 22, 2005, FLR, Rivacq and High Desert Gaming, LLC ("HDG," and together with FLR and Rivacq, the "Buyers") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with William Westerman ("Westerman"), the Chairman and CEO of the Corporation, and his family trust, pursuant to which the Buyers agreed to acquire 1,000,000 Shares from Westerman and his family trust at a price of $15.00 per share (the "Initial Tranche"). Pursuant to the Stock Purchase Agreement and, subject, among other things, to the issuance of all necessary approvals and waivers from the Board under Article III, Section 7 of the Articles of Incorporation of the Corporation (the "Charter Provision") and the Nevada Revised Statutes, as well as to the issuance of any necessary approvals by the Nevada and Colorado gaming authorities, (i) the Buyers also agreed to acquire an additional 650,000 Shares from Westerman and his family trust at a price of $15.00 per Share (the "Second Tranche") and (ii) Westerman and his family trust agreed to grant the Buyers an irrevocable option (the "Westerman Option") to purchase an additional 441,471 Shares at a price of $15.00 per Share. Following the acquisition of the Initial Tranche of Shares under the Stock Purchase Agreement, the Buyers, together with their principals, collectively held approximately 9.7% of the issued and outstanding Shares.

      FLR had agreed with RH1 that 50% of any Shares acquired by FLR pursuant to the Stock Purchase Agreement would be held on behalf of RH1 until such time as they could formally be transferred to RH1.

      Shortly thereafter, the Buyers along with RH1 formed Riv Acquisition Holdings ("RAH") as a wholly-owned subsidiary of the Buyers and RH1 (the "Group").

      On April 6, 2006, the Corporation entered into an agreement and plan of merger with RAH (the "Merger Agreement"), whereby RAH would acquire all outstanding Shares for $17.00 per Share. On April 5, 2006, the Corporation provided the following waivers and approvals with respect to the Stock Purchase Agreement and the Merger Agreement (the "April 5, 2006 Approvals and Waivers"):

      1. The Corporation waived the Charter Provision with respect to RAH and its affiliates; and

      2. The Corporation approved RAH and its affiliates' acquisition of Shares in excess of 10% of the total number of outstanding Shares for the purpose of the Nevada Business Combinations Law (the "BCL") (specifically, Nevada Revised Statutes ("NRS") Sections 78.411 to 78.444).

      In the absence of approval by the Board, the Charter Provision would have the effect of diluting the voting rights associated with the Shares beneficially held by any stockholder who acquired more than 10% of the total number of outstanding Shares. The BCL prohibits any business combination for a three-year period between the Corporation and any stockholder who acquired 10% or more of the total number of outstanding Shares without prior approval by the Board.

      On August 4, 2006, after obtaining approvals from the Nevada gaming authorities (which were confirmed in written correspondence from the Buyers' gaming counsel, Schreck Brignone, to the Chairman of the Nevada Gaming Control Board), the Buyers acquired the Second Tranche of Shares and exercised the Westerman Option pursuant to the Stock Purchase Agreement. By their terms, the April 5, 2006 Approvals and Waivers applied to the purchase by the Buyers of the Second Tranche of Shares as well as the acquisition by the Buyers of the Shares subject to the Westerman Option. As a result of the acquisition of the Second Tranche of Shares and the Shares subject to the Westerman Option, as of August 4, 2006, the Buyers and RH1, together with their associates, collectively held approximately 18.3% of the issued and outstanding Shares.

      On August 29, 2006, the Merger Agreement was submitted to a vote of the Corporation's stockholders at the Corporation's 2006 Annual Meeting of Stockholders and did not receive the number of votes required for its approval. Later that day, the Corporation notified RAH that it was terminating the Merger Agreement.

      On March 21, 2007, RAH entered into an agreement with two of the Corporation's Stockholders, Triple Five Investco LLC and Dominion Financial LLC (together, "T5"), pursuant to which T5 granted RAH an option to acquire 1,147,550 Shares held by T5 at a price of $23.00 per share (the "Option Agreement"), the exercise of which was subject to certain conditions. Specifically, RAH's ability to exercise the option to purchase Shares under the Option Agreement is expressly conditioned upon the following approvals by the
Corporation: (i) a waiver by the Board of the Charter Provision; (ii) approval by the Board pursuant to the BCL; and (iii) amendment of the Corporation's charter and by-laws to provide that NRS Sections 78.378 to 78.3793 do not apply to the option or any exercise thereof (such an amendment to the by-laws would not require Stockholder approval).

      The Shares held by T5 and subject to the Option Agreement represent approximately 9.2% of the issued and outstanding Shares. The Option Agreement also includes a provision whereby T5 agreed to vote against any action or proposal that would result in an acquisition of the Corporation by any party other than RAH or its affiliates. This provision does not require T5 to affirmatively vote in favor of an acquisition of the Corporation by RAH or its affiliates, nor does it require T5 to vote in favor the Nominees. The term of the Option Agreement is 90 days, with an extension permitted up to an additional 90 days.

      On March 26, 2007, by way of letter to the Board, RAH made an all-cash proposal to the Board to enter into a merger agreement with the Corporation pursuant to which RAH would acquire all of the Shares at a price of $27.00 per Share (the "Proposal").

      By letter dated March 28, 2007, the Corporation (through the Board) informed RAH that, because RAH entered into the Option Agreement without obtaining approvals from the Board under the BCL and the Charter Provision, the BCL and Charter Provision prevented RAH from making the Proposal, and that the BCL prevents RAH and its affiliates from engaging in any business combination (including the Proposal) with the Corporation for the three-year disqualification period set forth in the BCL. In a letter to the Corporation dated March 29, 2007, RAH expressed its vehement disagreement with the positions taken by the Corporation in the Corporation's March 28, 2007 letter and expressed dismay that the letter did not give any consideration to whether RAH's merger proposal would deliver value to the Corporation's stockholders. RAH and its affiliates contend that (a) the exercise of the Option Agreement is contingent upon receiving the above listed Board approvals, and by the terms of the Option Agreement RAH is unable to acquire T5's Shares until such approvals are granted, (b) at this time RAH and its affiliates have not acquired beneficial ownership of T5's Shares, (c) the BCL expressly provides that the three-year disqualification period does not apply since the transaction by which RAH and its affiliates first became owners of at least 10% of the Shares ("10% Owners") was approved by the Board, (d) the Charter Provision expressly provides that it does not apply since the transaction by which RAH and its affiliates first became 10% Owners was approved by the Board, and (e) the Board does not have the authority to limit the applicability of the April 5, 2006 Approvals and Waivers with regard to the BCL or the Charter Provision.

      On April 5, 2007, the Corporation issued an open letter to its stockholders, in which the Corporation maintained its position that the BCL was an obstacle to the Corporation's consideration of the Proposal. The Corporation also stated that it had found the Proposal to be unsatisfactory based upon the $27 price offered by RAH, the terms RAH was requesting in a merger agreement, and the determination that a tender offer structure was more attractive than a merger.

      On April 16, 2007, HDG exited the Group and transferred its ownership interest in RAH to FLR, Rivacq and RH1 pursuant to a letter agreement among FLR, Rivacq, RH1 and HDG.

      On April 17, 2007, RAH and the Group filed a complaint against the Corporation and each member of the Board with the District Court, Clark County, Nevada seeking, among other things, that the District Court (a) declare that the three-year disqualification period provided in the BCL does not apply to RAH or the Proposal; (b) declare that the Corporation and each member if its Board may not invoke the BCL as a basis to refuse to consider the Proposal; and (c) declare that the Charter Provision does not apply to RAH, any interests acquired under the Option Agreement or the Proposal.

      On April 26, 2007, Flag, Rivacq and RH1 sent a letter to the Corporation nominating the Nominees for election to the Board at the Annual Meeting.

WHY VOTE FOR FLR'S, RIVACQ'S AND RH1'S NOMINEES?

      In the Participants' view, the Board's reaction to RAH's March 26, 2007 merger proposal demonstrates that the current Board is not prepared to fully and objectively consider RAH's proposal based upon whether it maximizes value for all of the Corporation's stockholders. Accordingly, the Participants believe that the Corporation and its Stockholders need an independent Board that will be prepared to objectively evaluate any and all acquisition proposals to maximize Stockholder value, based solely on their economic merits and the best interests of the Stockholders. The Nominees are independent both from the Participants and from the Corporation's management and would bring highly accomplished credentials and reputations to the Corporation, with deep roots in the Las Vegas community, the gaming industry and the lodging sector. If the Nominees are elected to the Board, RAH and its affiliates will resubmit a proposal to acquire the Corporation and will attempt to obtain the approvals required prior to exercising the Option Agreement. There can be no assurance that such proposal will be considered or accepted or such approvals will be granted.

PROPOSAL 1: ELECTION OF DIRECTORS

      The Participants and Nominees propose that the Stockholders elect Messrs. Rumbolz, Reichartz, duBoef and Yih and Ms. Dondero as directors of the Corporation at the Annual Meeting. There can be no assurance as to whether any of the Corporation's nominees, if elected, would serve with any of the Nominees if one or more of the Nominees is elected. In the event that one or more of the Nominees is elected and that one or more of the Corporation's current directors or nominees declines to serve with such Nominee or Nominees, the Corporation's Bylaws (the "Bylaws") provides that director vacancies may be filled by a majority of the directors then in office.

      Background information about the Nominees is set forth below. Other than the indemnification arrangements described below under the heading "Other Information," the Nominees are not receiving any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. If elected by the Stockholders at the Annual Meeting, it is expected that a Nominee could receive compensation similar to the compensation received by the other independent directors of the Corporation.

      MICHAEL D. RUMBOLZ, age 53. Mr. Rumbolz is Chairman and Chief Executive Officer of Cash Systems, Inc. ("CSI"), a NASDAQ-listed provider of cash access services to the casino industry. Mr. Rumbolz is also owner and Managing Director of Acme Gaming LLC ("Acme"), a consulting company formed in 2000 to provide development, merger, acquisition, strategic planning, legal, compliance and other services to businesses involved in the gaming industry. Throughout his career, Mr. Rumbolz has held various positions with prominent gaming companies, including Vice Chairman of the board of directors of Casino Data Systems Inc. from May 2000 to July

2001; President and Chief Executive Officer of Anchor Gaming from June 1995 to March 2000; and Director of Corporate Development for Circus Circus Enterprises, Inc. (later renamed Mandalay Resort Group) from late 1992 until June 1995. Mr. Rumbolz was a member of the Nevada State Gaming Control Board from 1985 to 1988 and served as Chairman and Executive Director of the Control Board from June 1987 through December 1988. From 1983 to 1985, Mr. Rumbolz served as Chief Deputy Attorney General for Southern Nevada. Mr. Rumbolz currently serves as a member of the board of directors of Employers Holdings Inc. ("EIH"), which is listed on the New York Stock Exchange, and is a member of both the Compensation Committee and the Executive Committee of EIH's board of directors. Mr. Rumbolz is also Chairman of the Finance Committee of EIH's board of directors. In addition, Mr. Rumbolz is Chairman of the board of directors of CSI. If elected to the Corporation's board of directors, Mr. Rumbolz would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

      LARRY DUBOEF, age 71. Mr. duBoef is a past President of the American Cancer Society. From 1964 to 1985 and from 1990 to 1994, Mr. duBoef was President of Western Linen Rental Company ("WLRC"), a leading provider of room, kitchen and dining linens and uniforms to hotels and other businesses in Las Vegas. From 1985 to 1990, Mr. duBoef was President and a key developer of the Unicom radio station group ("Unicom"), which owned and operated several radio stations in the Western United States, including in Las Vegas. Mr. duBoef has served as a consultant for the Taj Mahal Casino in Atlantic City and for Aztar Corp. For the past five years, Mr. duBoef's principal occupation has been the oversight of his personal real estate interests. Mr. duBoef served as a director for WLRC, a privately held company. Mr. duBoef also served as a director for Unicom, a privately held company. If elected to the Corporation's board of directors, Mr. duBoef would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

      W. DAN REICHARTZ, age 60. Mr. Reichartz is the general partner of DR&DR, Limited Partnership ("DR&DR"), a private firm that provides strategic planning, concept and design development, marketing and management services to the gaming, hotel and resort industry. From 1986 to 1996, Mr. Reichartz was President and Chief Operating Officer of Caesars Palace Hotel and Casino, Las Vegas. From 1984 to 1986, Mr. Reichartz was Vice-President and General Manager of The Waldorf-Astoria Hotel in New York. From 1976 to 1984, Mr. Reichartz occupied various positions, including President and Treasurer, with Virginia Hot Springs, Inc., operator of The Homestead in Hot Springs, Virginia and other resort locations. For the past five years, Mr. Reichartz's principal occupation is general partner of DR&DR. If elected to the Corporation's board of directors, Mr. Reichartz would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

      THALIA M. DONDERO, age 86. Ms. Dondero has served on the Board of Regents of the Nevada System of Higher Education ("BOR") since 1996, and has served two terms as Chair and one term as Vice Chair of the BOR. Ms. Dondero serves on numerous committees at The University of Nevada, Las Vegas ("UNLV") and is Chair of UNLV's Investment Committee. Prior to her tenure at the BOR, Ms. Dondero served 20 years with the Clark County Commission, including three terms as Chair and one term as Vice Chair. Ms. Dondero also currently serves on the Board of Trustees of Summerlin Hospital and the Resource Advisory Council of the Nevada Bureau of Land Management. Ms. Dondero has also served as Chair of the Clark County Liquor and Gaming Licensing Board. For the past five years, Ms. Dondero's principal occupation is holding elected office to the BOR. If elected to the Corporation's board of directors, Ms. Dondero would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

      DANIEL W. YIH, age 49. From September 2000 through April 2007, Mr. Yih's principal occupation was Chief Operating Officer of GTCR Golder Rauner, LLC ("GTCR"). GTCR's principal business is private equity investment and the management of its investment holdings. Commencing May 1, 2007, Mr. Yih's principal occupation is as a private investor. From June 1995 until March 2000, Mr. Yih was a general partner at Chilmark Partners, L.P., a private equity firm. Since August, 1995, Mr. Yih has served on the board of directors of HOT, which is listed on the New York Stock Exchange and is one of the world's leading hotel operators. Mr. Yih also serves as a financial expert on the Audit Committee of HOT's board of directors. Mr. Yih will serve on the board of directors of HOT until HOT's 2007 Annual Meeting of Stockholders, scheduled to be held on May 24, 2007, but he will not stand for reelection in 2007. If elected to the Corporation's board of directors, Mr. Yih would be deemed independent pursuant to the requirements included in the American Stock Exchange Company Guide.

      WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF MESSRS. RUMBOLZ, DUBOEF, REICHARTZ AND YIH AND MS. DONDERO BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

      Except as set forth in this Proxy Statement, none of the Nominees: (i) owns any securities of the Corporation of record but not beneficially; (ii) owns beneficially any securities of the Corporation or any parent or subsidiary of the Corporation; (iii) has any agreement or understanding with any person with respect to any future employment by the Corporation or its affiliates; (iv) has any agreement or understanding with any person with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party; (v) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Corporation's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (vi) borrowed any funds for the purpose of acquiring or holding any securities of the Corporation; (vii) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to securities of the Corporation; (viii) will receive any special compensation in connection with the proxy solicitation; or (ix) have failed to file on a timely basis any transactions in securities of the Corporation that were required to be reported to the Securities and Exchange Commission on Forms 3, 4 or 5. Other than as disclosed in this Proxy Statement, no securities of the Corporation are beneficially owned by any of the associates of the Nominees.

VOTING ON OTHER PROPOSALS

      The Participants, Nominees and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed BLUE Proxy Card will vote that proxy on such other matters in accordance with their judgment.

PARTICIPANTS IN SOLICITATION OF PROXIES

Participants

      FLR's principal business is the holding of shares, and its principal place of business is 650 Madison Avenue, New York, NY 10022. FLR may be deemed to be the direct beneficial owner of 418,294 Shares, representing approximately 3.36% of the reported outstanding Shares. FLR is not the owner of record of any Shares which it does not beneficially own. FLR does not beneficially own any securities of any parent or subsidiary of the Corporation.

      Rivacq's principal business is the holding of Shares, and its business address is One World Financial Center, New York, NY 10281. Rivacq may be deemed to be the direct beneficial owner of 627,442 Shares, representing approximately 5.03% of the reported outstanding Shares. Rivacq is not the owner of record of any Shares which it does not beneficially own. Rivacq does not beneficially own any securities of any parent or subsidiary of the Corporation.

      RH1's principal business is the holding of Shares, and its principal place of business is 4445 Wagon Trail Ave., Las Vegas, NV 89118. RH1 may be deemed to be the direct beneficial owner of 418,294 Shares, representing approximately 3.36% of the reported outstanding Shares. RH1 is not the owner of record of any Shares which it does not beneficially own. RH1 does not beneficially own any securities of any parent or subsidiary of the Corporation.

      Paul Kanavos's principal occupation is as Chairman and CEO of Flag Luxury Properties, LLC ("FLP"). Mr. Kanavos's business address is 650 Madison Avenue, 15th Floor, New York, NY 10022. FLP's principal business is the development of high-end residential and hotel real estate properties, and its principal place of business is 650 Madison Avenue, 15th Floor, New York, NY 10022. Mr. Kanavos may be deemed to be the indirect beneficial owner of 836,588 Shares, representing approximately 6.71% of the reported outstanding Shares. Mr. Kanavos has not directly purchased or sold any securities of the Corporation within the past two years; however, he may be deemed to indirectly beneficially own the Shares purchased by FLR and RH1 in the past two years, as described in "Participants in Solicitation of Proxies - Purchases of Shares Within the Past Two Years." Mr.

Kanavos is not the owner of record of any Shares which he does not beneficially own. Mr. Kanavos does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Kanavos is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation; however, Mr. Kanavos may indirectly benefit from those contracts, arrangements or understandings that FLR, RH1 or RAH has entered into with respect to securities of the Corporation, as discussed in "Participants in Solicitation of Proxies - Agreements Relating to Shares." Mr. Kanavos has not pledged any Shares as collateral for a loan.

      Robert Sillerman's principal occupation is as Chief Executive Officer and Chairman of the board of directors of CKX, Inc ("CKX"). Mr. Sillerman's business address is 650 Madison Avenue, 15th Floor, New York, NY 10022. The principal business of CKX is the ownership, development, management and commercial utilization of entertainment content, and its principal place of business is 650 Madison Avenue, 15th Floor, New York, NY 10022. Mr. Sillerman is also the founder and managing member of FXM Asset Management LLC, which is a sixty percent equity owner and the managing member of MJX Asset Management, a company principally engaged in the management of collateralized loan obligation funds. FXM Asset Management LLC's principal place of business is 650 Madison Avenue, 15th Floor, New York, NY 10022. MJX Asset Management's principal place of business is 12 East 49th Street, 29th Floor, New York, NY 10017. Mr. Sillerman may be deemed to be the indirect beneficial owner of 836,588 Shares, representing approximately 6.71% of the reported outstanding Shares. Mr. Sillerman has not directly purchased or sold any securities of the Corporation within the past two years; however, he may be deemed to indirectly beneficially own the Shares purchased by FLR or RH1 in the past two years, as described in "Participants in Solicitation of Proxies - Purchases of Shares Within the Past Two Years." Mr. Sillerman is not the owner of record of any Shares which he does not beneficially own. Mr. Sillerman does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Sillerman is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation; however, Mr. Sillerman may indirectly benefit from those contracts, arrangements or understandings that FLR, RH1 or RAH has entered into with respect to securities of the Corporation, as discussed in "Participants in Solicitation of Proxies - Agreements Relating to Shares." Mr. Sillerman has not pledged any Shares as collateral for a loan.

      Mitchell J. Nelson's principal occupation is as Senior Vice President of Corporate Affairs and Senior Legal Counsel to FLP. Mr. Nelson's business address is 650 Madison Avenue, 15th Floor, New York, NY 10022. FLP's principal business is the development of high-end residential and hotel real estate properties, and its principal place of business is 650 Madison Avenue, 15th Floor, New York, NY 10022. Mr. Nelson may be deemed the indirect beneficial owner of 418,294 Shares, representing approximately 3.36% of the Outstanding Shares. Mr. Nelson has not directly purchased or sold any securities of the Corporation within the past two years; however, he may be deemed to indirectly beneficially own the Shares purchased by FLR in the past two years, and due to internal reorganizations of the ownership of RH1 and its associates, Mr. Nelson may be deemed to have acquired and disposed of the Shares currently held by RH1, as described in "Participants in Solicitation of Proxies - Purchases of Shares Within the Past Two Years." Mr. Nelson is not the owner of record of any Shares which he does not beneficially own. Mr. Nelson does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Nelson is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation; however, Mr. Nelson may indirectly benefit from those contracts, arrangements or understandings that FLR, RH1 or RAH has entered into with respect to securities of the Corporation, as discussed in "Participants in Solicitation of Proxies - Agreements Relating to Shares." Mr. Nelson has not pledged any Shares as collateral for a loan.

      Brett Torino's principal occupation is as business owner, entrepreneur and land developer. Mr. Torino's business address is 4445 Wagon Trail Avenue, Las Vegas, NV 89118. Mr. Torino may be deemed the indirect beneficial owner of 836,588 Shares, representing approximately 6.71% of the reported outstanding Shares. Mr. Torino has not directly purchased or sold any securities of the Corporation within the past two years; however, he may be deemed to indirectly beneficially own the Shares purchased by FLR and RH1 in the past two years, as described in "Participants in Solicitation of Proxies - Purchases of Shares Within the Past Two Years." Mr. Torino does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Torino is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation; however, Mr. Torino may indirectly benefit from those contracts, arrangements or understandings that FLR, RH1 or RAH has entered into with respect to securities of the Corporation, as discussed in

"Participants in Solicitation of Proxies - Agreements Relating to Shares." Mr. Torino has not pledged any Shares as collateral for a loan.

      Barry Sternlicht's principal occupation is as Chief Executive Officer of Starwood Capital Group Global LLC ("SCGG"). Mr. Sternlicht's business address is 591 West Putnam Ave., Greenwich CT 06830. SCGG's principal business is private equity investment and the management of its investment holdings. SCGG's principal place of business is 591 West Putnam Ave., Greenwich CT 06830. Mr. Sternlicht may be deemed the indirect beneficial owner of 627,442 Shares, and the direct beneficial owner of 123,200 Shares. The aggregate amount of Shares Mr. Sternlicht may be deemed to beneficially own is 750,642, representing approximately 6.02% of the reported outstanding Shares. Mr. Sternlicht has not directly purchased or sold any securities of the Corporation within the past two years; however, he may be deemed to beneficially own the Shares purchased by Rivacq in the past two years, as described in "Participants in Solicitation of Proxies - Purchases of Shares Within the Past Two Years." Mr. Sternlicht is not the owner of record of any Shares which he does not beneficially own. Mr. Sternlicht does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Sternlicht is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation; however, Mr. Sternlicht may indirectly benefit from those contracts, arrangements or understandings that Rivacq or RAH has entered into with respect to securities of the Corporation, as discussed in "Participants in Solicitation of Proxies - Agreements Relating to Shares." Mr. Sternlicht has not pledged any Shares as collateral for a loan.

      Matthew Eby's principal occupation is as Chief Investment Officer of JAWS Estates Capital ("JAWS"). Mr. Eby's business address is 591 West Putnam Ave., Greenwich CT 06830. JAWS is the personal investment vehicle of Mr. Sternlicht and his family, and makes direct investments in public and private companies and invests in other alternative assets and alternative asset managers. The principal place of business of JAWS is 591 West Putnam Ave., Greenwich CT 06830. Mr. Eby does not own beneficially, directly or indirectly, any securities of the Corporation or of any parent or subsidiary of the Corporation; however, he is engaged in the solicitation of proxies on behalf of Rivacq and Mr. Sternlicht. Mr. Eby has not directly purchased or sold any securities of the Corporation within the past two years. Mr. Eby is not the owner of record of any Shares which he does not beneficially own. Mr. Eby is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation, and Mr. Eby has not pledged any Shares as collateral for a loan.

      The Nominees

      Michael Rumbolz's principal occupation is Chairman and Chief Executive Officer of CSI. Mr. Rumbolz's business address is 7350 Dean Martin Dr. Suite 309 Las Vegas, Nevada 89139. CSI's principal business is cash access services to the casino industry, and its principal place of business is 7350 Dean Martin Drive, Suite 309, Las Vegas, Nevada 89139. In addition, since April 10, 2000, Mr. Rumbolz has been the owner and Managing Director of Acme. Acme's principal business is providing development, merger, acquisition, strategic planning, legal, compliance and other consulting services to businesses involved in the gaming industry, and its principal place of business is 2300 Green Mountain Court, Las Vegas, NV 89135. Neither Mr. Rumbolz nor any of his associates owns beneficially, directly or indirectly, or of record, any securities of the Corporation. Mr. Rumbolz has not purchased or sold any securities of the Corporation within the past two years. Mr. Rumbolz does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Rumbolz is not, and within the past year was not, a party to any contract, arrangement or understanding, with any person with respect to any securities of the Corporation, and Mr. Rumbolz has not pledged any Shares as collateral for a loan.

      Larry duBoef's principal occupation is the oversight of his personal real estate interests. Mr. duBoef's business address is 5 Coventry, Newport Beach, California 92660. Neither Mr. duBoef nor any of his associates owns beneficially, directly or indirectly, or of record, any securities of the Corporation. Mr. duBoef has not purchased or sold any securities of the Corporation within the past two years. Mr. duBoef does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. duBoef is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Mr. duBoef has not pledged any shares of the Corporation's stock as collateral for a loan.

      W. Dan Reichartz's principal occupation is general partner of DR&DR. DR&DR's principal business is the provision of strategic planning, concept and design development, marketing and management services to the gaming, hotel and resort industry, and its principal place of business is 18 Castle Oaks Court, Las Vegas, Nevada, 89141. Mr. Reichartz's business address is Post Office Box 777027, Henderson, Nevada 89077. Neither Mr. Reichartz nor any of his associates owns beneficially, directly or indirectly, or of record, any securities of the Corporation. Mr. Reichartz has not purchased or sold any securities of the Corporation within the past two years. Mr. Reichartz does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Reichartz is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Mr. Reichartz has not pledged any shares of the Corporation's stock as collateral for a loan.

      Thalia M. Dondero's principal occupation is holding elected office to the Board of Regents of the Nevada System of Higher Education (BOR). Ms. Dondero's business address is 2931 Pinehurst Dr., Las Vegas, Nevada 89109. The BOR's principal business is to set policies and approve budgets for Nevada's public system of higher education, and its principal place of business is 5550 W. Flamingo Road, Suite C-1, Las Vegas, Nevada 89103. Ms. Dondero serves on numerous committees at UNLV and is Chair of UNLV's Investment Committee. Ms. Dondero also currently serves on the Board of Trustees of Summerlin Hospital and the Resource Advisory Council of the Nevada Bureau of Land Management. Neither Ms. Dondero nor any of her associates owns beneficially, directly or indirectly, or of record, any securities of the Corporation. Ms. Dondero has not purchased or sold any securities of the Corporation within the past two years. Ms. Dondero does not beneficially own any securities of any parent or subsidiary of the Corporation. Ms. Dondero is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Ms. Dondero has not pledged any shares of the Corporation's stock as collateral for a loan.

      Daniel Yih's principal occupation from September 2000 through April 2007 was Chief Operating Officer of GTCR. Mr. Yih's business address is 700 Ardsley Rd., Winnetka, Illinois 60093. GTCR's principal business is private equity investment and the management of its investment holdings. The principal place of business of GTCR is 6100 Sears Tower, Chicago, Illinois 60606. Commencing May 1, 2007, Mr. Yih's principal occupation is as a private investor and his business address remains the same. Mr. Yih currently provides consulting services to Starwood Capital Group (an entity controlled by Barry Sternlicht) on a no-fee basis, and Starwood Capital Group has agreed to reimburse Mr. Yih for out-of-pocket expenses incurred by Mr. Yih while providing such services. Neither Mr. Yih nor any of his associates owns beneficially, directly or indirectly, or of record, any securities of the Corporation. Mr. Yih does not beneficially own any securities of any parent or subsidiary of the Corporation. Mr. Yih is not, and within the past year was not, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, and Mr. Yih has not pledged any shares of the Corporation's stock as collateral for a loan.

      None of the entities referred to in this Proxy Statement by which any of the Nominees have been employed, or for which any of the Nominees serves or has served as an officer or director during the past five years is a parent, subsidiary, or other affiliate of the Corporation.

      Additional information concerning Messrs. Rumbolz, Reichartz, duBoef and Yih and Ms. Dondero, including their ages and business backgrounds, may be found above under the heading "PROPOSAL 1: ELECTION OF DIRECTORS."

      Shares Beneficially Owned by Associates of the Participants and Nominees

      FLP is an associate of FLR and Messrs. Kanavos, Sillerman, Nelson and Torino are associates of FLP. FLP has a direct equity interest in FLR. FLP may be deemed to indirectly beneficially own 418,294 Shares. FLP's principal place of business is 650 Madison Avenue, New York, NY 10022.

      MJX Flag Associates, LLP ("MJX") is an associate of FLR, and Messrs. Sillerman and Nelson are associates of MJX. MJX has an indirect equity interest in FLR, and MJX may be deemed to indirectly beneficially own 418,294 Shares. MJX's principal place of business is 650 Madison Avenue, New York, NY 10022.

      LMN 134 Family Company LLC ("LMN134") is an associate of FLR, and Mr. Nelson is an associate of LMN134. LMN134 has an indirect equity interest in FLR, and LMN134 may be deemed to indirectly beneficially own 418,294 Shares. LMN134's principal place of business is 134 East 80th Street, New York, NY 10021.

      ONIROT Living Trust dated 6/20/2000 ("ONIROT") is an associate of FLP, and Mr. Torino is an associate of ONIROT. ONIROT has an indirect equity interest in FLR, and ONIROT may be deemed to indirectly beneficially own 418,294 Shares. ONIROT's principal place of business is 4445 Wagon Trail Ave, Las Vegas, NV 89118.

      Flag Leisure Group, LLC ("FLG") is an associate of FLR, and Messrs. Kanavos, Sillerman and Torino are associates of FLG. FLG has an indirect equity interest in FLR. FLG is also an associate of RH1 and has a direct equity interest in RH1. FLG may be deemed to indirectly beneficially own 836,588 Shares. FLG's principal place of business is 650 Madison Avenue, New York, NY 10022.

      MJX Real Estate Ventures ("MREV"), formerly named Sillerman Real Estate Ventures, LLC, is an associate of FLR, and Mr. Sillerman is an associate of MREV. MREV has an indirect equity interest in FLR. MREV is also an associate of RH1 and has an indirect equity interest in RH1. MREV may be deemed to indirectly beneficially own 836,588 Shares. MREV's principal place of business is 650 Madison Avenue, New York, NY 10022.

      SOF U.S. Hotel Co Invest Holdings, LLC ("SOF Co-Invest") is an associate of Rivacq, and Mr. Sternlicht is an associate of SOF Co-Invest. SOF Co-Invest has a direct equity interest in Rivacq, and SOF Co-Invest may be deemed to indirectly beneficially own 627,442 Shares. SOF Co-Invest's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      SOF VII U.S. Hotel Holdings, L.L.C. ("SOF VII") is an associate of Rivacq, and Mr. Sternlicht is an associate of SOF VII. SOF VII has an indirect equity interest in Rivacq, and SOF VII may be deemed to indirectly beneficially own 627,442 Shares. SOF VII's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      I-1/I-2 U.S. Holdings, L.L.C. ("Hotel Fund") is an associate of Rivacq and Mr. Sternlicht is an associate of Hotel Fund. Hotel Fund and has an indirect equity interest in Rivacq, and Hotel Fund may be deemed to indirectly beneficially own 627,442 Shares. Hotel Fund's principal place of business is 591
W. Putnam Ave., Greenwich, CT 06830.

      Starwood Capital Hospitality Fund I-1, L.P. ("Hospitality Fund I-1") is an associate of Rivacq, and Mr. Sternlicht is an associate of Hospitality Fund I-1. Hospitality Fund I-1 has an indirect equity interest in Rivacq. Hospitality Fund I-1 may be deemed to indirectly beneficially own 627,442 Shares. Hospitality Fund I-1's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      Starwood Capital Hospitality Fund I-2, L.P. ("Hospitality Fund I-2") is an associate of Rivacq, Mr. Sternlicht is an associate of Hospitality Fund I-2. Hospitality Fund I-2 has an indirect equity interest in Rivacq, and Hospitality Fund I-2 may be deemed to indirectly beneficially own 627,442 Shares. Hospitality Fund I-2's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      Starwood Global Opportunity Fund VII-A, L.P. ("Opportunity Fund VII-A") is an associate of Rivacq, and Mr. Sternlicht is an associate of Opportunity Fund VII-A. Opportunity Fund VII-A has an indirect equity interest in Rivacq, and Opportunity Fund VII-A may be deemed to indirectly beneficially own 627,442 Shares. Opportunity Fund VII-A's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      Starwood Global Opportunity Fund VII-B, L.P. ("Opportunity Fund VII-B") is an associate of Rivacq, and Mr. Sternlicht is an associate of Opportunity Fund VII-B. Opportunity Fund VII-B has an indirect equity interest in Rivacq, and Opportunity Fund VII-B may be deemed to indirectly beneficially own 627,442 Shares. Opportunity Fund VII-B's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      Starwood Global Opportunity Fund VII-D, L.P. ("Opportunity Fund VII-D") is an associate of Rivacq, and Mr. Sternlicht is an associate of Opportunity Fund VII-D. Opportunity Fund VII-D has an indirect equity interest in Rivacq, and Opportunity Fund VII-D may be deemed to indirectly beneficially own 627,442 Shares. Opportunity Fund VII-D's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      Starwood Global Opportunity Fund VII-D-2, L.P. ("Opportunity Fund VII-D-2") is an associate of Rivacq, and Mr. Sternlicht is an associate of Opportunity Fund VII-D-2. Opportunity Fund VII-D-2 has an indirect equity interest in Rivacq, and Opportunity Fund VII-D-2 may be deemed to indirectly beneficially own 627,442 Shares. Opportunity Fund VII-D-2's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      SGC Hotel Management, L.L.C. ("Hotel Management") is an associate of Rivacq, and Mr. Sternlicht is an associate of Hotel Management. Hotel Management has an indirect equity interest in Rivacq, and Hotel Management may be deemed to indirectly beneficially own 627,442 Shares. Hotel Management's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      SOF VII U.S. Management, L.L.C. ("SOF VII Management") is an associate of Rivacq, and Mr. Sternlicht is an associate of SOF VII Management. SOF VII Management has an indirect equity interest in Rivacq, and SOF VII Management may be deemed to indirectly beneficially own 627,442 Shares. SOF VII Management's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      SCGG is an associate of Rivacq, and Mr. Sternlicht is an associate of SCGG. SCGG has an indirect equity interest in Rivacq, and SCGG may be deemed to indirectly beneficially own 627,442 Shares. SCGG's principal place of business is 591 W. Putnam Ave., Greenwich, CT 06830.

      Purchases of Shares Within the Past Two Years

      On December 22, 2005, FLR purchased 400,000 of the 1,000,000 Shares purchased by the Buyers on such date at a price of $15.00 per Share pursuant to the Stock Purchase Agreement as described in "Background." As a result, Messrs. Kanavos, Sillerman, Nelson and Torino may also be deemed to have purchased the foregoing Shares on such date. FLR agreed with RH1 that 50% of any Shares acquired by FLR pursuant to the Stock Purchase Agreement would be held on behalf of RH1 until such time as they could formally be transferred to RH1. As a result, RH1 may also be deemed to have purchased the foregoing Shares on such date. On December 22, 2005, Rivacq purchased 300,000 of the 1,000,000 Shares purchased by the Buyers on such date at a price of $15.00 per Share pursuant to the Stock Purchase Agreement as described in "Background." As a result, Mr. Sternlicht may also be deemed to have purchased the foregoing Shares on such date.

      On August 4, 2006, FLR purchased 218,294 of the 1,091,471 Shares purchased by the Buyers on such date at a price of $15.00 per Share pursuant to the Stock Purchase Agreement as described in "Background." As a result, Messrs. Kanavos, Sillerman, Nelson and Torino may also be deemed to have purchased the foregoing Shares on such date. On August 4, 2006, RH1, through FLR, purchased 218,294 of the 1,091,471 Shares purchased by the Buyers on such date at a price of $15.00 per Share pursuant to the Stock Purchase Agreement as described in "Background." As a result, Messrs. Kanavos, Sillerman and Torino may also be deemed to have purchased the foregoing Shares on such date. On August 4, 2006, Rivacq purchased 327,442 of the 1,091,471 Shares purchased by the Buyers on such date at a price of $15.00 per Share pursuant to the Stock Purchase Agreement as described in "Background." As a result, Mr. Sternlicht may also be deemed to have purchased the foregoing Shares on such date.

      On December 28, 2005, Mr. Yih bought 4,400 Shares in an open market purchase at a price of $16.76 per Share. On March 22, 2006, Mr. Yih bought 5,000 Shares in an open market purchase at a price of $15.15 per Share. On May 4, 2007, Mr. Yih sold 4,700 Shares at a price of $31.50 per share. On May 7, 2007, Mr. Yih sold an additional 3,700 Shares at a price of $32.00 per share. On May 7, 2007, Mr. Yih sold an additional 200 Shares at a price of $32.01 per share. On May 7, 2007, Mr. Yih sold an additional 200 Shares at a price of $32.15 per share. On May 7, 2007, Mr. Yih sold an additional 200 Shares at a price of $32.30 per share. On May 7, 2007, Mr. Yih sold an additional 100 Shares at a price of $32.31 per share. On May 7, 2007, Mr. Yih sold an additional 200 Shares at a price of $32.40 per share. On May 7, 2007, Mr. Yih sold an additional 100 Shares at a price of $32.50 per share.

      On February 28, 2007, and again on May 3, 2007, the direct and indirect ownership structure of RH1 changed. Prior to February 28, 2007, ONIROT, as the sole member of RH1 with a 100% equity interest in RH1, may have been deemed to indirectly beneficially own the Shares directly beneficially owned by RH1. Mr. Torino, as the sole trustee and beneficiary of ONIROT may also have been deemed to indirectly beneficially own the Shares directly beneficially owned by RH1. On February 28, 2007, 100% of the ownership interest in RH1 was transferred. After the February 28, 2007 transfer of 100% of the ownership interest in RH1, and prior to May 3, 2007, Metro

Investment, LLC ("Metro Investment"), as the sole member of RH1 with a 100% equity interest in RH1, may have been deemed to indirectly beneficially own the Shares directly beneficially owned by RH1. FLP, FLG, MJX, LMN134, MREV, FC208, LLC, TTERB Living Trust dated 6/20/2000 and Messrs. Kanavos, Sillerman, Nelson and Torino, through their various direct and indirect ownership interests in and control relationships with Metro Investment, may also have been deemed to indirectly beneficially own the Shares directly beneficially owned by RH1. On May 3, 2007, 100% of the ownership interest in RH1 was again transferred. After the May 3, 2007 transfer of 100% of the ownership interest in RH1, FLG, as the sole member of RH1 with a 100% equity interest in RH1, may be deemed to indirectly beneficially own the Shares directly beneficially owned by RH1. MREV and Messrs. Kanavos, Sillerman and Torino, through their various direct and indirect ownership interests in and control relationships with FLG, may also be deemed to indirectly beneficially own the Shares directly beneficially owned by RH1. In addition to the May 3, 2006 transfer of 100% of the ownership interest in RH1, ONIROT made an investment in FLP. As such, ONIROT may be deemed to indirectly beneficially own the Shares directly beneficially owned by FLR.

      Transactions with the Corporation

      None of the Participants or their respective associates has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Corporation's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000.

      Mr. Rumbolz has, in his capacity as Chief Executive Officer and beneficial owner of 2.4% of CSI's stock, an ongoing subcontract with Ditronics Financial Services to provide cash advance services to the Corporation. The approximate dollar value of the amount involved in this transaction is $170,000 annually. The approximate dollar value of Mr. Rumbolz's interest in the transaction is $4,080 annually. The Corporation indirectly received $204,000 in commissions from CSI in 2006 as a result of this transaction.

      Aside from the foregoing, none of the Nominees or their respective associates has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Corporation's last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000.

      Arrangements for Future Employment and Future Transactions

      None of the Participants nor any of their respective associates have any arrangement or understanding with any person with respect to (A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party. None of the Participants or their respective associates has a material interest in any transaction or series of transactions engaged in by the Corporation since the beginning of the Corporation's last fiscal year.

      As set forth in "Participants in Solicitation of Proxies -- Transactions with the Corporation," Mr. Rumbolz has, in his capacity as Chief Executive Officer and beneficial owner of 2.4% of CSI's stock, an ongoing subcontract with Ditronics Financial Services to provide cash advance services to the Corporation.

      Aside from the foregoing, none of the Nominees or their respective associates has any arrangement or understanding with any person with respect to
(A) any future employment by the Corporation or its affiliates or (B) any future transactions to which the Corporation or any of its affiliates will or may be a party. None of the Participants or their respective associates has a material interest in any transaction or series of transactions engaged in by the Corporation since the beginning of the Corporation's last fiscal year.

      Agreements Relating to the Shares

      On December 22, 2005, the Buyers entered into the Stock Purchase Agreement with Westerman, the Chairman and CEO of the Corporation, and his family trust, pursuant to which the Buyers agreed to acquire 1,000,000 Shares from Westerman and his family trust at a price of $15.00 per share. Pursuant to the Stock Purchase Agreement and, subject, among other things, to the issuance of all necessary approvals and waivers from the Board under the Charter Provision and the Nevada Revised Statutes, as well as to the issuance of any necessary approvals by the Nevada and Colorado gaming authorities, (i) the Buyers also agreed to acquire an additional 650,000 Shares from Westerman and his family trust at a price of $15.00 per Share and (ii) Westerman and his family trust agreed to grant the Buyers the Westerman Option to purchase an additional 441,471 Shares at a price of $15.00 per Share. Following the acquisition of the Initial Tranche of Shares under the Stock Purchase Agreement, the Buyers, together with their principals, collectively held approximately 9.7% of the issued and outstanding Shares. On August 4, 2006, after obtaining approvals from the Nevada gaming authorities (which were confirmed in written correspondence from the Buyers' gaming counsel, Schreck Brignone, to the Chairman of the Nevada Gaming Control Board), the Buyers acquired the Second Tranche of Shares and exercised the Westerman Option pursuant to the Stock Purchase Agreement. By their terms, the April 5, 2006 Approvals and Waivers applied to the purchase by the Buyers of the Second Tranche of Shares as well as the acquisition by the Buyers of the Shares subject to the Westerman Option.

      On April 5, 2006, the Group entered into a joint bidding agreement (the "Joint Bidding Agreement") pursuant to which the Group agreed, among other things, to (i) cooperate with each other in connection with negotiating with the Corporation the terms and conditions of a definitive agreement with respect to a potential acquisition of the Corporation, (ii) obtain the financing necessary to fund the consummation of such a potential acquisition, (iii) form a wholly-owned subsidiary of the Buyers, RAH, in connection with a potential merger and (iv) coordinate any acquisitions of Shares proportionately to each Group member's percentage ownership in RAH. Under the Joint Bidding Agreement, the Buyers further agreed to share all expenses stemming from the activities contemplated by the Joint Bidding Agreement in proportion to each Group member's percentage ownership in RAH. Pursuant to the Joint Bidding Agreement, each of the Buyers possesses a right of first offer with respect to any Shares which any of the other parties to the Joint Bidding Agreement wishes to sell or transfer to any person other than an affiliate of such party or Merger Sub. On April 16, 2007, HDG exited the Group, and transferred its ownership interest in RAH to FLR, Rivacq and RH1 pursuant to a letter agreement of such date.

      On April 5, 2006, RAH and RAH's wholly-owned subsidiary ("Merger Sub") entered into the Merger Agreement with the Corporation. The Merger Agreement provided for RAH's acquisition of the Corporation's outstanding stock at $17 per Share through a merger of Merger Sub with and into the Corporation, with the Corporation thereby becoming a wholly-owned subsidiary of RAH. Under the Merger Agreement, the Corporation agreed to pay RAH a "Topping Fee" of approximately $7.9 million if: (i) the Merger Agreement is terminated because the Stockholders did not approve it; (ii) prior to such termination, a competing "Takeover Proposal" (which includes a proposal for the acquisition of 30% or more of the Corporation's assets or more than 30% of the outstanding Shares of the Corporation or any subsidiary of the Corporation or for the acquisition of the Corporation or any subsidiary of the Corporation through a merger or other business combination) had been announced and had not been withdrawn; and (iii) within 12 months after such termination, the Corporation enters into a definitive agreement with a third party with respect to the consummation of a Takeover Proposal. On August 29, 2006, the Corporation announced through a press release that the Stockholders did not approve the Merger Agreement and the Corporation terminated the Merger Agreement on the same day. On August 8, 2006, the Corporation announced that it had received a competing Takeover Proposal. Such Takeover Proposal had not been withdrawn at the time of termination of the Merger Agreement.

      On August 3, 2006, Rivacq and SOF entered into an Option and Voting Agreement (the "Arrow Agreement") with Arrow Partners LP ("Arrow") and Arrow Capital Management LLC ("Arrow Capital"), pursuant to which (i) Arrow granted an irrevocable proxy to Rivacq to vote, at any meeting of the stockholders of the Company and in any action by written consent of the stockholders of the Company, 190,316 Shares held by Arrow (a) in favor of the approval of the Merger Agreement and all other transactions contemplated thereby, (b) against any action, agreement or transaction (other than the Merger Agreement or the transactions contemplated thereby) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Corporation under the Merger Agreement or that could reasonably be expected to result in any of the conditions to the Corporation's obligations thereunder not being fulfilled and (c) in favor of any other matter necessary to consummate the Merger Agreement and (ii) SOF granted Arrow Capital an irrevocable option to purchase a 49% interest in Rivacq at a purchase price equal to 49% of the aggregate value of Rivacq's direct and indirect interest in the Company, all upon the terms and conditions of such Arrow Agreement. On December 14, 2006, Arrow provided Rivacq notice of its intent to assign its right to purchase a 15% interest in Rivacq to Arrow Offshore Ltd., a Cayman Islands exempted company, and retain its right to purchase a 34% interest in Rivacq.

      On March 21, 2007, RAH, a wholly owned subsidiary of FLR, RH1 and Rivacq, entered into the Option Agreement with T5. Pursuant to the Option Agreement, T5 agreed to grant RAH an option to acquire 1,147,550 Shares at $23.00 per share, subject to and effective solely upon issuance of certain Board approvals. Specifically, RAH's ability to exercise the option to purchase Shares under the Option Agreement is expressly conditioned upon the following approvals by the
Corporation: (i) a waiver by the Board of the Charter Provision; (ii) approval by the Board pursuant to the BCL; and (iii) amendment of the Corporation's charter and by-laws to provide that NRS Sections 78.378 to 78.3793 do not apply to the option or any exercise thereof, as described in "Background." RAH paid T5 $2,300,000 as consideration for the T5 option.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      None of the Nominees may be deemed to be the beneficial owner (as that term is defined in Rule 13d-3 under the Act) of more than 5% of the reported outstanding Shares.

      The following information contained in this section "Share Ownership of Certain Beneficial Owners and Management" was taken from the Corporation's Definitive Proxy Statement, unless otherwise noted.

Beneficial Owners of More Than Five Percent of Shares

Name & Address                                                   Number of Shares   Percentage of Shares
                                                              Beneficially Owned     Beneficially Owned
--------------------------------------------------------------------------------------------------------
D.E. Shaw & Co., L.P. and related parties (1)                           1,219,400                    9.8%

120 W. 54th Street, Tower 45, 39th Floor, New York, NY
10036

--------------------------------------------------------------------------------------------------------

Plainfield Special Situations Master Fund Limited and                   1,100,000                    8.8%
related parties(2)

55 Railroad Avenue, Greenwich, CT 06830

----------

(1) D. E. Shaw & Co, Inc. is the general partner of D. E. Shaw & Co., L.P. ("DESCO LP"), which in turn is the managing member and investment adviser of D.
E. Shaw Valence Portfolios, L.L.C. ("Valence") and the investment adviser of D.
E. Shaw Laminar Portfolios, L.L.C. ("Laminar"). David E. Shaw is President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of
D. E. Shaw & Co., L.L.C. ("DESCO LLC"), which in turn is the managing member of Laminar. The stock ownership reported in the table is comprised of 1,194,500 Shares held in the name of Laminar and 24,900 Shares held in the name of Valence. Laminar and DESCO LLC have shared voting and investment power over 1,194,500 of the Shares reported in the table. DESCO and Mr. Shaw have shared voting and investment power over all of the Shares reported in the table. The address of Laminar, DESCO LLC, DESCO LP and Mr. Shaw is 120 W. 54th Street, Tower 45, 39th Floor, New York, NY 10036. This information is based on information reported by Laminar, DESCO LP, DESCO LLC and Mr. Shaw in a Schedule 13G amendment filed with the SEC on February 14, 2007.

(2) Plainfield Asset Management LLC ("Asset Management") is the Manager of Plainfield Special Situations Master Fund Limited ("Master Fund"), which holds 1,100,000 Shares. Max Holmes is the chief investment officer of Asset Management. Each of Mr. Holmes, Asset Management and Master Fund beneficially owns all of the Shares reported in the table. The address of Master Fund, Asset Management and Mr. Holmes is 55 Railroad Avenue, Greenwich, CT 06830. This information is based on information reported by the above parties in a Schedule 13G filed with the SEC on March 15, 2006 and an amendment filed on February 2, 2007.

Name & Address                                                   Number of Shares   Percentage of Shares
                                                              Beneficially Owned     Beneficially Owned
--------------------------------------------------------------------------------------------------------
Desert Rock Enterprises LLC, the Derek J. Stevens Trust                 1,051,100                    8.4%
and the Gregory J. Stevens Trust(3)

Desert Rock

  3960 Howard Hughes Parkway, Suite 562, Las Vegas, NV 89109

Derek J. Stevens, the DJS Trust, Gregory J. Stevens and the GJS Trust

 21777 Hoover Road, Warren, MI 48089

--------------------------------------------------------------------------------------------------------

Riviera Holdings Corporation Employee Stock Ownership                     714,856                    5.7%
Plan (the ESOP)(4)

Marshall & Ilsley Trust Company N.A., 1000 North Water
Street, Suite 1200, Milwaukee, Wisconsin 53202

--------------------------------------------------------------------------------------------------------

Triple Five Investco LLC, Dominion Financial LLC and Syd                1,184,050                    9.5%
Ghermezian(5) (6)

9440 West Sahara, Suite 240, Las Vegas, NV 89117

----------

(3) The stock ownership reported in the table is comprised of 797,100 Shares held by Desert Rock Enterprises, LLC ("Desert Rock"); 164,000 Shares held by the Derek J. Stevens Trust under agreement dated July 16, 1993 (the "DJS Trust"); and 90,000 Shares held by the Gregory J. Stevens Trust under agreement dated September 20, 1995 (the "GJS Trust"). The DJS Trust and the GJS Trust are members of Desert Rock. Derek J. Stevens is the Manager of Desert Rock and trustee of the DJS Trust, and he may be deemed to have shared voting and investment power over the Shares held by Desert Rock or the DJS Trust. Gregory
J. Stevens is trustee of the GJS Trust and he may be deemed to have shared voting and investment power over the Shares held by Desert Rock or the GJS Trust. The address of Desert Rock is 3960 Howard Hughes Parkway, Suite 562, Las Vegas, NV 89109. The address of Derek J. Stevens, the DJS Trust, Gregory J. Stevens and the GJS Trust is 21777 Hoover Road, Warren, MI 48089. This information is based on information reported by the above parties in a Schedule 13D amendment filed with the SEC on February 14, 2007.

(4) The trustee of the ESOP (the "Trustee") and its address are Marshall & Ilsley Trust Company N.A., 1000 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202. All of the Shares held by the ESOP are voted on each proposal in proportion to the voting instructions received by the Trustee from all ESOP participants who submit voting instructions. For example, if (1) the ESOP holds 1,000 Shares, (2) the Trustee receives voting instructions from participants on whose behalf the ESOP holds only 500 Shares, and (3) those participants, in the aggregate, instruct the Trustee to vote 300 Shares in favor of a proposal and 200 Shares against it, then 600 Shares held by the ESOP will be voted for the proposal and 400 Shares will be voted against it. Shares held by the ESOP on behalf of the Corporation's executive officers is reported in the ESOP's Share ownership listing as well as in the respective Share ownership listings for the Named Executive Officers and for executive officers and directors as a group.

(5) Triple Five Investco LLC holds 1,138,600 Shares and Dominion Financial LLC holds 45,450 Shares. Syd Ghermezian is the sole manager of these entities, in which capacity he has voting and investment power over the Shares held by these entities. The address of Triple Five Investco LLC, Dominion Financial LLC and Syd Ghermezian is 9440 West Sahara, Suite 240, Las Vegas, NV 89117. This information is based on information reported by the above parties in a Schedule 13G filed with the SEC on May 1, 2006.

(6) On March 21, 2007, RAH entered into the Option Agreement with T5, as discussed in "Participants in Solicitation of Proxies - Agreements Relating to Shares." These 1,147,550 Shares subject to the Option Agreement are included in the stock ownership of the T5 Parties and Syd Ghermezian in the table above (this note 6 is not taken from the Corporation's Definitive Proxy Statement).

Name & Address                                                   Number of Shares   Percentage of Shares
                                                              Beneficially Owned     Beneficially Owned
--------------------------------------------------------------------------------------------------------
FLR, RH1 and related parties(7)                                           836,588(7)                 6.7%(7)

650 Madison Ave., New York, NY 10022

--------------------------------------------------------------------------------------------------------

Rivacq and related parties(8)                                             750,642(8)                 6.0%(8)

591 W. Putnam Ave., Greenwich, CT 06830

--------------------------------------------------------------------------------------------------------

High Desert Gaming, LLC, Neil Bluhm, Gregory Carlin and                   702,741(9)                 5.6%(9)
related parties (collectively, the "High
Desert/Bluhm/Carlin Parties")(9)

900 North Michigan Ave., Suite 1900, Chicago, IL 60611

----------

(7) FLR is the direct beneficial owner of 418,294 Shares. FLP, ONIROT, FLG, MJX, MREV, LMN134, and Messrs. Kanavos, Sillerman, Nelson and Torino may each be deemed to indirectly beneficially own 418,294 Shares through direct and indirect equity interests in and control relationships with FLR, as reported in Schedule 13D and amendments thereto (the "13D Statement") filed with the SEC through May 4, 2007 by the Participants (excluding Matt Eby) and their associates listed in this Proxy Statement. RH1 is the direct beneficial owner of 418,294 Shares. FLG, MREV and Messrs. Kanavos, Sillerman and Torino may each be deemed to indirectly beneficially own 418,294 Shares through their direct or indirect equity interests in and control relationships with RH1 (this note 7 is not taken from the Corporation's Definitive Proxy Statement).

(8) Rivacq is the direct beneficial owner of 627,442 Shares. SOF Co-Invest, SOF VII, Hotel Fund, Hospitality Fund I-1, Hospitality Fund I-2, Opportunity Fund VII-A, Opportunity Fund VII-B, Opportunity Fund VII-D, Opportunity Fund VII D-2, Hotel Management, SOF VII Management, SCGG and Mr. Sternlicht may be deemed to indirectly beneficially own 627,442 Shares through direct and indirect equity interest in and control relationships with Rivacq. Mr. Sternlicht also directly beneficially owns 123,200 Shares. This information is reported in Schedule 13D and amendments thereto filed with the SEC through April 27, 2007 by the Participants (excluding Matt Eby) and their associates listed in this Proxy Statement (this note 9 is not taken from the Corporation's Definitive Proxy Statement).

(9) As reported in a Schedule 13D filed with the SEC on April 20, 2007, the High Desert/Bluhm/Carlin Parties consist of High Desert Gaming, LLC ("High Desert"); LAMB Partners; LAMB Investors, Inc.; LAMB, LLC; ISLE Investors, LLC ("ISLE"); Gregory Carlin; Neil Bluhm; BCB Consultants, LLC ("BCB"); and Brian Black. Each of the High Desert/Bluhm/Carlin Parties, except High Desert, ISLE, BCB and Brian Black, is a beneficial owner of 702,741 shares. High Desert beneficially owns 627,441 shares. Each of ISLE, BCB and Brian Black beneficially owns 75,300 shares. Voting and investment power over the shares is shared among the High Desert/Bluhm/Carlin Parties. The address of the High Desert/Bluhm/Carlin Parties except LAMB, LLC is 900 North Michigan Ave., Suite 1900, Chicago, IL 60611. The address of LAMB, LLC is P.O. Box 2147, Aspen, CO 81612-2147.

Directors and Executive Officers

Name & Address                                                   Number of Shares   Percentage of Shares
                                                              Beneficially Owned     Beneficially Owned
--------------------------------------------------------------------------------------------------------
William L. Westerman(10)                                                    4,796                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Jeffrey A. Silver(11)                                                      46,200                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Paul A. Harvey(12)                                                         25,200                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Vincent L. DiVito(13)                                                      20,200                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

James N. Land, Jr.(14)                                                     17,200                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Robert A. Vannucci(15)                                                    290,547                    2.3%

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Mark B. Lefever(16)                                                            39                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

----------

(10) Includes 4,273 shares held through the ESOP.

(11) Includes 25,200 shares which may be acquired within 60 days of the Record Date upon the exercise of outstanding options.

(12) Includes 19,200 shares which may be acquired within 60 days of the Record Date upon the exercise of outstanding options.

(13) Includes 13,200 shares which may be acquired within 60 days of the Record Date upon the exercise of outstanding options.

(14) Includes 1,200 shares which may be acquired within 60 days of the Record Date upon the exercise of outstanding options.

(15) Includes 120,000 shares which may be acquired within 60 days of the Record Date upon the exercise of outstanding options and 5,326 shares held through the ESOP.

(16) 39 shares held through the ESOP.

Name & Address                                                   Number of Shares   Percentage of Shares
                                                              Beneficially Owned     Beneficially Owned
--------------------------------------------------------------------------------------------------------
Tullio J. Marchionne(17)                                                   60,320                      *

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Duane R. Krohn(18)                                                              #                      #

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

Ronald P. Johnson(18)                                                           #                      #

Riviera Holdings Corporation, 2901 Las Vegas Boulevard
South, Las Vegas, Nevada 89109

--------------------------------------------------------------------------------------------------------

All directors and executive officers as a group(19)                       464,758                    3.7%

*  Less than 1%.
#  Less than 5%.

OTHER INFORMATION

      Other than as disclosed herein, no Participant or Nominee is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

      No Participant or Nominee has any position or office with the Corporation.

      Flag, Rivacq and RH1 have agreed to indemnify each of the Nominees against all liabilities, costs and expenses (including reasonable legal fees and expenses) incurred by such Nominee in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which such Nominee is a party or threatened to be made a party by reason of such Nominee's nomination for election as a director of the Corporation, except for such liabilities, costs and expenses arising from such Nominee's fraud, gross negligence or willful misconduct. Each Nominee has no other arrangements or understandings with any person pursuant to which he was selected to be a Nominee.

      Mr. Reichartz's son is employed by Expedia, Inc., a NASDAQ-listed provider of on-line reservation services to hotels. Expedia, Inc. may provide such services to the Corporation.

----------

(17) Includes 36,000 shares which may be acquired within 60 days of the Record Date upon the exercise of outstanding options and 3,020 shares held through the ESOP.

(18) Mr. Krohn retired on May 2, 2006 and Mr. Johnson resigned on May 19, 2006. The Corporation reports to have no knowledge of the beneficial ownership of Common Stock by Messrs. Krohn and Johnson as of March 30, 2007, except that they have made no filings with the SEC that would be required if they own more than 5% of our Common Stock.

(19) Includes a total of 214,800 shares which may be acquired by directors and executive officers as a group within 60 days of the Record Date upon the exercise of outstanding options and 12,899 shares held through the ESOP.

      Aside from the foregoing, none of the Nominees or their respective associates has a material interest in any transaction or series of transactions engaged in by the Corporation since the beginning of the Corporation's last fiscal year.

      The Participants (excluding Mr. Eby), and their associates listed herein, made a late filing of Form 3 to report their status as beneficial owners of more than 10% of the Shares during the Corporation's most recent fiscal year ended December 31, 2006.

VOTING PROCEDURES

      According to the Corporation's Definitive Proxy Statement, the voting procedures for the Annual Meeting are as set forth below. The presence in person or by proxy of holders of a majority of the Shares outstanding and entitled to vote as of the Record Date is required for a quorum at the Annual Meeting. If a quorum is present, the five director nominees who receive the highest number of votes will be elected to the Board.

      For any other matters submitted to Stockholders at the Annual Meeting, if a quorum is present, the affirmative vote of a majority of the Shares represented and entitled to vote at the Annual Meeting will be required for approval. Consequently, abstentions and "non-voted" Shares, as described below in this section, will have the same effect as a vote against any such other matters submitted at the Annual Meeting.

      Shares represented by properly executed proxies that have not been revoked will be voted in accordance with the instructions in such proxies. If no contrary instructions are given, such shares will be voted: (1) FOR the election of all nominees for director named in this Proxy Statement; and (2) in the discretion of the persons named as proxy holders as to any other matters that may properly come before the Annual Meeting.

      It is possible that the Shares held in the names of brokers or other Stockholder nominees could be voted on certain matters but not others. This would occur, for example, when the broker or nominee does not have discretionary authority to vote the shares and is instructed by the beneficial owner to vote on a particular matter but is not instructed on other matters. These are known as "non-voted" shares. Non-voted shares will be counted for determining whether a quorum is present, but will not be voted on matters as to which the beneficial owner has given no voting instructions.

      Shares of Common Stock may be voted under certain circumstances if they are held in the name of a brokerage firm or nominee. Brokerage firms and nominees that are members of the American Stock Exchange ("AMEX") have authority under AMEX's rules to vote their customers' shares on certain "routine" matters if the customers have not furnished voting instructions within a specified period prior to the stockholders' meeting. Under these rules, the election of directors is considered to be a "routine" matter.

      Stockholders as of the close of business on the Record Date ("Stockholders of Record") are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments thereof. If you do not hold your Shares through a brokerage firm, bank nominee or other institution, then you are a Stockholder of Record and you may vote using any of the following methods:

      By Mail: Complete, sign and date the BLUE Proxy Card and return it in the postage-paid envelope provided. Each executed and returned BLUE Proxy Card or voting instruction card will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Nominees contained in this Proxy Statement.

      In person at the Annual Meeting: If you are a Stockholder of Record you may vote in person at the Annual Meeting. If you hold your shares in a stock brokerage account or by a bank or other holder of record, you must provide a "legal proxy" previously obtained from your bank, broker or other nominee in order to vote in person at the Annual Meeting.

      If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE Proxy Card to be executed representing your shares.

      Your vote is important. Whether or not you are able to attend the Annual Meeting, we urge you to sign, date and return the enclosed BLUE Proxy Card in the enclosed self-addressed pre-paid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED ON THE ENCLOSED BLUE PROXY CARD WILL VOTE YOUR SHARES FOR MESSRS. RUMBOLZ, DUBOEF, REICHARTZ AND YIH AND MS. DONDERO WITH RESPECT TO PROPOSAL 1.

PROXY PROCEDURES

      WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF MESSRS. RUMBOLZ, DUBOEF, REICHARTZ AND YIH AND MS. DONDERO. PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TODAY.

      If you have any questions about voting your Shares or require assistance, please call:

                           INNISFREE M&A INCORPORATED

                   Stockholders Call Toll-Free: 1-888-750-5834
                  Banks or Brokers Call Collect: 1-212-750-5833

REVOCATION OF PROXIES

      Any Stockholder who has submitted a vote using the Corporation's White Proxy Card may revoke it before it is voted by submitting a duly executed, later-dated BLUE proxy card to the Participants. Proxies may also be revoked at any time prior to voting by: (i) filing with the Secretary of the Corporation an instrument revoking the proxy or (ii) attending the Annual Meeting and voting in person.

      Only Stockholders of Record will be entitled to vote. If you were a Stockholder of Record, you will retain your voting rights at the Annual Meeting even if you sell such Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares on the BLUE Proxy Card, even if you sell such Shares after the Record Date.

      IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD AS SOON AS POSSIBLE.

SOLICITATION OF PROXIES

      FLR, Rivacq, RH1 and the other Participants and Nominees may solicit proxies. Proxies will be solicited by mail, advertisement, telephone, facsimile, other electronic means and in person. None of those persons will receive additional compensation for their solicitation efforts.

      In addition, the Participants have retained Innisfree M&A Incorporated ("Innisfree") to assist in this proxy solicitation, for which services Innisfree will be paid a fee not to exceed $200,000. Innisfree will also be reimbursed for its reasonable out-of-pocket expenses. The participants have also agreed to indemnify Innisfree against certain liabilities and expenses, including certain liabilities and expenses under the federal securities laws. It is anticipated that 50 persons will be employed by Innisfree to solicit Stockholders.

      Banks, brokers, custodians, nominees and fiduciaries will be requested to forward solicitation material to beneficial owners of Shares. The Participants will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending solicitation material to beneficial owners.

      The Participants' estimate of the total cost to be incurred in connection with this proxy solicitation is between $385,000 and $485,000. To date, approximately $200,000 has been incurred in connection with this proxy solicitation. The Participants will bear the costs of this proxy solicitation and, if successful, the Participants intend to seek reimbursement of the costs of this proxy solicitation from the Corporation. The Board would be informed of the Participants' interest in receiving reimbursement and would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Corporation and its Stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations, printing, advertising, postage, and related expenses and fees.

ADDITIONAL INFORMATION

      Information concerning the date by which proposals of Stockholders intended to be presented at the Annual Meeting must be received by the Corporation for inclusion in the 2007 Proxy Statement and form of proxy for the Annual Meeting is contained in the Corporation's Proxy Statement for the Corporation's 2006 annual meeting of Stockholders. This information is contained in the Corporation's public filings. The Nominees assume no responsibility for the accuracy or completeness of such information.

                     [remainder of page intentionally blank]

                                    SIGNATURE

      After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this proxy statement is true, complete and correct.

Date: May 8, 2007

                                       FLAG LUXURY RIV, LLC

                                       By: /s/ Paul Kanavos
                                          --------------------------------------
                                          Name: Paul Kanavos
                                          Title: President

                                       RIVACQ LLC

                                         By: SOF U.S. Hotel Co-Invest Holdings,
                                             L.L.C.

                                           By: SOF-VII  U.S. Hotel Holdings,
                                               L.L.C.

                                           By: /s/ Barry Sternlicht
                                               ---------------------------------
                                               Name: Barry Sternlicht
                                               Title: Chief Executive Officer

                                           By: I-1/I-2 U.S. Holdings, L.L.C.

                                           By: /s/ Barry Sternlicht
                                               ---------------------------------
                                               Name: Barry Sternlicht
                                               Title: Chief Executive Officer

                                       RH1, LLC

                                       By: Flag Leisure Group, LLC
                                           Its sole member

                                           By: /s/ Paul Kanavos
                                               ---------------------------------
                                               Name: Paul Kanavos
                                               Title: President

                                       /s/ Paul Kanavos
                                       -----------------------------------------
                                       Paul Kanavos

                                       /s/ Robert Sillerman
                                       -----------------------------------------
                                       Robert Sillerman

                                       /s/ Mitchell J. Nelson
                                       -----------------------------------------
                                       Mitchell J. Nelson

                                       /s/ Brett Torino
                                       -----------------------------------------
                                       Brett Torino

                                       /s/ Barry Sternlicht
                                       -----------------------------------------
                                       Barry Sternlicht

                                       /s/ Matthew Eby
                                       -----------------------------------------
                                       Matthew Eby

                                       /s/ Michael D. Rumbolz
                                       -----------------------------------------
                                       Michael D. Rumbolz

                                       /s/ Larry duBoef
                                       -----------------------------------------
                                       Larry duBoef

                                       /s/ W. Dan Reichartz
                                       -----------------------------------------
                                       W. Dan Reichartz

                                       /s/ Thalia M. Dondero
                                       -----------------------------------------
                                       Thalia M. Dondero

                                       /s/ Daniel W. Yih
                                       -----------------------------------------
                                       Daniel W. Yih

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

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

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

IMPORTANT

1. If your shares are held in your own name, please sign, date and mail the enclosed BLUE Proxy Card to our proxy solicitor, Innisfree M&A Incorporated, in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE Proxy Card to be signed representing your shares.

      If you have already submitted a White Proxy Card to the Corporation for the Annual Meeting, you have the right to change your vote. Please vote FOR the election of the Nominees by signing, dating and returning the enclosed BLUE Proxy Card for the Annual Meeting. ONLY YOUR LATEST DATED DULY EXECUTED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING. Proxies may also be revoked at any time prior to voting by: filing with the Secretary of the Corporation an instrument revoking the proxy; or (ii) attending the Annual Meeting and voting in person.

3. If you have any questions about giving your proxy or require assistance, please call:

                           INNISFREE M&A INCORPORATED

                         501 Madison Avenue - 20th Floor
                               New York, NY 10022
                   Stockholders Call Toll-Free: 1-888-750-5834
                  Banks or Brokers Call Collect: 1-212-750-5833

            Please sign and date the reverse side of this proxy card
              and return it in the postage-paid envelope provided,
                      or return it to FLR, Rivacq and RH1
                        c/o Innisfree M&A Incorporated,
                          P.O. Box 5155, FDR Station,
                            New York, NY 10150-5155.

   v  PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED  v

--------------------------------------------------------------------------------

                       RIVIERA HOLDINGS CORPORATION ANNUAL
                            MEETING OF STOCKHOLDERS

                           THIS PROXY IS SOLICITED BY
                              FLAG LUXURY RIV, LLC
                                   RIVACQ LLC
                                    RH1, LLC

BLUE PROXY

The undersigned hereby appoints Messrs. Kanavos, Sillerman, Nelson, Torino, Sternlicht and Eby and each of them, as proxies, with full power of substitution, to vote the stock of Riviera Holdings Corporation ("the Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders scheduled to be held on May 15, 2007, 11:00 a.m., Pacific Daylight Time, at the Riviera Hotel and Casino, 2901 Las Vegas Boulevard South, Las Vegas, Nevada, or at any adjournment or postponements thereof, upon the matters set forth in the Proxy Statement of Flag Luxury Riv, LLC ("FLR"), Rivacq LLC ("Rivacq") and RH1, LLC ("RH1" and, together with FLR and Rivacq, the "Solicitors"), and upon such other matters as may properly come before the meeting, and revokes any previous proxies with respect to the matters covered by this proxy.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED AS FOLLOWS WITH RESPECT TO PROPOSAL 1: FOR THE ELECTION OF MESSRS. MICHAEL D. RUMBOLZ, LARRY DUBOEF, W. DAN REICHARTZ AND DANIEL W. YIH AND MS. THALIA M. DONDERO AS DIRECTORS. THIS PROXY WILL ALSO BE VOTED AT THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. If one or more of the Solicitor's nominees for director is unable or declines to serve as director, this proxy will be voted for any nominee that the Solicitors designate.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       YOUR VOTE IS VERY IMPORTANT TO US.

   v  PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED  v

--------------------------------------------------------------------------------

[X] Please mark your
    votes as in this example
    using dark ink only.

             WE RECOMMEND A VOTE "FOR" THE ELECTION OF THE NOMINEES
                          LISTED IN PROPOSAL 1 BELOW.

1.    Election of Directors - Nominees:                        WITHHOLD
                                                   FOR all     from all
      (01)  Michael D. Rumbolz                     nominees    nominees
                                                      [_]         [_]
      (02)  Larry duBoef

      (03)  W. Dan Reichartz

      (04)  Thalia M. Dondero

      (05)  Daniel W. Yih

Instruction: To withhold authority for individual nominee(s), print name(s):

--------------------------------------------------------------------------------

                                                Date _____________________, 2007

                                                ________________________________
                                                Signature(s)

                                                ________________________________
                                                Signature(s)

                                                ________________________________
                                                Title(s)

                                                Note: Please sign exactly as
                                                your name appears hereon. If the
                                                Shares are held by joint tenants
                                                or as community property, both
                                                individuals must sign. When
                                                signing as executor,
                                                administrator, trustee or other
                                                representative, please give your
                                                full title. If a corporation,
                                                please sign in full corporate
                                                name by a duly authorized
                                                officer. If a partnership,
                                                please sign in partnership name
                                                by an authorized person.